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                                                                    EXHIBIT 23.2




                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated October 24, 1997, included in the Tanisys Technology, Inc., Annual Report on Form 10-K for the year ended September 30, 1997, and to all references to our firm included in this Registration Statement.

                                             /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
August 10, 1998